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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT Pursuant
                           to Section 13 OR 15(d) of
                      The Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): June 15, 2011
                                                          -------------

                              CirTran Corporation
                              -------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                                     ------
                 (State of Other Jurisdiction of Incorporation)


                 000-49654                               68-0121636
                 ---------                               ----------
          (Commission File Number)             (IRS Employer Identification No.)


    4125 South 6000 West, West Valley City, Utah             84128
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      (Address of Principal Executive Offices)             (Zip Code)


                                  801-963-5112
                                  ------------
              (Registrant's Telephone Number, Including Area Code)


         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

New Director Appointed
----------------------

      On June 15, 2011, the members of the Board of Directors of CirTran Corporation (the "Company") appointed Kathryn Hollinger to serve as a member of the Company's Board of Directors.

      Ms. Hollinger has been with CirTran for 11 years as the Company's controller. She has been involved with the day-to-day accounting and finance issues throughout her term with the Company. Ms. Hollinger studied mathematics and accounting at Northridge University (now Cal. State University Northridge).

      The Board has reviewed Ms. Hollinger's background and familiarity with the Company and its operations since 2000 in connection with her qualification to sit as a member of the Company's board. Based on Ms. Hollinger's prior work with the Company as the Company's Controller, and her experience and familiarity with the Company's internal operations and finances, the Board has concluded that Ms. Hollinger is qualified to serve as a member of the Board.

      Ms. Hollinger has not previously served as a director of a public company. She is not related to any previous or current executive officer or director of the Company.

         Compensation
         ------------

      The Company and Ms. Hollinger have agreed on the following compensation package for Ms. Hollinger's service as a director of the Company:

      -     Cash payment of $5,000 per year and paid quarterly; and

      - Stock options to purchase up to 2,000,000 shares of the Company's common stock, subject to adjustment, with terms and an exercise price of the fair market value of the Company's common stock on the date of grant, as determined in accordance with the Company's Stock Option Plan by the Board or the Committee established pursuant to the Company's Stock Option Plan.

      As of the date of this Report, the Company and Ms. Hollinger had not entered into a written compensation agreement.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CirTran Corporation


Date: June 22, 2011                       By:  /s/ Iehab J. Hawatmeh
                                               ----------------------------
                                               Iehab J. Hawatmeh, President






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